UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2026

North Haven Net REIT

(Exact name of Registrant as Specified in its Charter)

Maryland	000-56611	92-2570735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 33rd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 761-2340

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

North Haven Net REIT, a Maryland statutory trust (the “Company”), has designated new classes of its common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), Class L-S Common Shares, par value $0.01 per share (the “Class L-S shares”), and Class L-I Common Shares, par value $0.01 per share (the “Class L-I shares”), as described in Item 5.03 in this Current Report on Form 8-K (this “Current Report”). The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of redemption for the Class L-S shares and Class L-I shares are substantially similar to the rights, preferences and terms of the Company’s other classes of Common Shares, including the same proportional rights to the Company’s assets, although Class L-S shares and Class L-I shares are subject to additional repurchase limitations that do not apply to other classes of the Company’s Common Shares. In connection therewith, the Company is amending certain of its agreements and plans to incorporate the designation of Class L-S shares and Class L-I shares.

Fourth Amended and Restated Limited Partnership Agreement of NH Net REIT Operating Partnership, LP

On June 4, 2026, the Company, on behalf of itself as the general partner and on behalf of the limited partners thereto, entered into the Fourth Amended and Restated Limited Partnership Agreement (the “Amended Operating Partnership Agreement”) of NH Net REIT Operating Partnership, LP, a Delaware limited partnership and the operating partnership of the Company (the “Operating Partnership”). The Amended Operating Partnership Agreement amends and restates the prior version of the agreement to make certain updates to reflect the new Class L-S shares and Class L-I shares and to establish two new corresponding classes of units of the Operating Partnership, designated as Class L-S units and Class L-I units. The preferences, rights, restrictions, qualifications, and terms and conditions of conversion and redemption for the Class L-S units and Class L-I units are substantially similar to the rights, preferences and terms of the other classes of Operating Partnership units.

The foregoing summary description of the Amended Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Operating Partnership Agreement, a copy of which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Second Amended and Restated Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement

On June 4, 2026, the Company and Morgan Stanley Distribution, Inc. entered into the Second Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), including a revised form of Participating Broker-Dealer Agreement (the “Amended Form of Participating Broker-Dealer Agreement”) to be entered into with certain broker-dealers, to make certain updates to reflect the designation of the new Class L-S shares and Class L-I shares.

The foregoing summary description of each of the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement, copies of which are included as Exhibit 10.2 and Exhibit 10.3 to this Current Report and incorporated herein by reference.

Second Amended and Restated Advisory Agreement

On June 4, 2026, the Company, the Operating Partnership and MSREF Real Estate Advisor, Inc. entered into the Second Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”), to make certain updates to reflect the designation of the new Class L-S shares and Class L-I shares.

The foregoing summary description of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, a copy of which is included as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the continuous private offering of North Haven Net REIT, a Maryland statutory trust (the “Company”), on June 1, 2026, the Company sold an aggregate of 3,510,253 common shares (the “Shares”) for aggregate consideration of approximately $73.2 million, plus applicable upfront selling commissions and dealer manager fees, at the most recently determined net asset value per share. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

The following table details the Shares sold:

Title of Securities	Number of Shares Sold	Aggregate Consideration(1)
Class S Common Shares	1,934,965	$40,484,779
Class F-I Common Shares	496,471	$10,340,000
Class I Common Shares	608,047	$12,607,254
Class E Common Shares	470,770	$9,801,000

(1) Includes upfront selling commissions and dealer manager fees for Class S Common Shares of $0.4 million.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fourth Amended and Restated Declaration of Trust

On June 4, 2026, the Company adopted the Fourth Amended and Restated Declaration of Trust (the “Amended Declaration of Trust”), pursuant to which the Company designated the new Class L-S shares and Class L-I shares.

The foregoing summary description of the Amended Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the Amended Declaration of Trust, a copy of which is included as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01. Other Events.

Amended Share Repurchase Plan

Effective June 4, 2026, the Board of Trustees (the “Board”) of the Company amended the Company’s share repurchase plan (the “Amended Share Repurchase Plan”) to incorporate Class L-S shares and Class L-I shares in the Amended Share Repurchase Plan. The foregoing summary description of the Amended Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Fourth Amended and Restated Declaration of Trust of North Haven Net REIT, dated as of June 4, 2026
4.1	Amended Share Repurchase Plan, effective as of June 4, 2026
10.1

Fourth Amended and Restated Limited Partnership Agreement of NH Net REIT Operating Partnership, LP, dated June 4, 2026, by and among North Haven Net REIT, as the general partner, Net REIT Special Limited Partner LP, and the other limited partners party thereto from time to time

10.2	Second Amended and Restated Dealer Manager Agreement, dated June 4, 2026, between North Haven Net REIT and Morgan Stanley Distribution, Inc.
10.3

Form of Participating Broker-Dealer Agreement between Morgan Stanley Distribution, Inc. and participating broker-dealers (included as Exhibit A to the Second Amended and Restated Dealer Manager Agreement filed as Exhibit 10.2 hereof)

10.4	Second Amended and Restated Advisory Agreement, dated June 4, 2026, between North Haven Net REIT, NH Net REIT Operating Partnership, LP and MSREF Real Estate Advisor, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN NET REIT
Date:	June 5, 2026	By:	/s/ Douglas Armer
		Name:	Douglas Armer
		Title:	Chief Financial Officer and Head of Capital Markets